Security Information








Security Purchased


Cusip
053773AB5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.75% 5/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.75%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,715,000
 $
1,715,000
0.46%



DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,920,000
 $
2,920,000
0.78%



Security Information








Security Purchased


Cusip
053773AA5


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS 7.625% 5/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.63%


Benchmark vs Spread (basis points)
268 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
130,000
 $                   130,000
0.03%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.01%



DWS High Income Fund
Chicago
1,715,000
 $
1,715,000
0.46%



DWS High Income Trust
Chicago
190,000
 $                   190,000
0.05%



DWS High Income VIP
Chicago
300,000
 $                   300,000
0.08%



DWS Multi Market Income Trust
Chicago
100,000
 $                   100,000
0.03%



DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%



DWS Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
300,000
 $                   300,000
0.08%



DWS Short Duration Plus Fund
New York
10,000
 $                     10,000
0.00%



Total

2,920,000
 $
2,920,000
0.78%



Security Information








Security Purchased


Cusip
053773AG2


Issuer
AVIS BUDGET CAR RENTAL


Underwriters
BoA, Citigroup, DBSI, JP Morgan, Wachovia,
Barclays Capital, Calyon, CSFB, Daiwa
Securities, Goldman Sachs, Mitsubishi
Securities, RBS Greenwich, Scotia Capital,
Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
AVIS FRN 5/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/11/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
Ba3/BB-


Current yield
7.58%


Benchmark vs Spread (basis points)
250 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.03%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,145,000
 $
1,145,000
0.46%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.05%



DWS High Income VIP
Chicago
200,000
 $                   200,000
0.08%



DWS Multi Market Income Trust
Chicago
65,000
 $                     65,000
0.03%



DWS Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%



DWS Strategic Income VIP
Chicago
15,000
 $                     15,000
0.01%



New York Funds







DWS Core Plus Income Fund
New York
10,000
 $                     10,000
0.00%



DWS High Income Plus Fund
New York
200,000
 $                   200,000
0.08%



Total

1,945,000
 $
1,945,000
0.78%



Security Information








Security Purchased


Cusip
05568AAA8


Issuer
BANK OF IRELAND


Underwriters
DBSI, Lehman Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
BKIR Var 8/2049


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/27/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A2/A-


Current yield
6.11%


Benchmark vs Spread (basis points)
160 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
310,000
 $                   310,000
0.08%



New York Funds







DWS Bond VIP
New York
175,000
 $                   175,000
0.04%



DWS Core Fixed Income Fund
New York
1,170,000
 $
1,170,000
0.29%



DWS Core Plus Income Fund
New York
630,000
 $                   630,000
0.16%



DWS Lifecycle Long Range Fund
New York
245,000
 $                   245,000
0.06%



Total

2,530,000
 $
2,530,000
0.63%



Security Information








Security Purchased


Cusip
09689RAA7


Issuer
BOYD GAMING CORP


Underwriters
BoA, DBSI, Bear Stearns, CIBC World
Markets, Lehman Brothers, Wachovia
Securities, Calyon Securities, Commerzbank,
JP Morgan, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
BYD 7.125% 02.01.2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/25/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $                                                           99.50


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
B1/B+


Current yield
7.16%


Benchmark vs Spread (basis points)
272 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     84,575
0.03%



DWS Balanced VIP
Chicago
35,000
 $                     34,825
0.01%



DWS High Income Fund
Chicago
1,110,000
 $
1,104,450
0.44%



DWS High Income Trust
Chicago
120,000
 $                   119,400
0.05%



DWS High Income VIP
Chicago
195,000
 $                   194,025
0.08%



DWS Multi Market Income Trust
Chicago
65,000
 $                     64,675
0.03%



DWS Strategic Income Fund
Chicago
55,000
 $                     54,725
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $                     14,925
0.01%



DWS Strategic Income VIP
Chicago
15,000
 $                     14,925
0.01%



New York Funds







DWS Core Plus Income Fund
New York
25,000
 $                     24,875
0.01%



DWS High Income Plus Fund
New York
200,000
 $                   199,000
0.08%



DWS Short Duration Plus Fund
New York
30,000
 $                     29,850
0.01%



Total

1,950,000
 $
1,940,250
0.78%



Security Information








Security Purchased


Cusip
12502CAK7


Issuer
CHARTER COMMUNICATIONS INC


Underwriters
CSFB, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
CHTR 10.25% 9/15/2010


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
 $                                                           97.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Caa1/CCC-


Current yield
10.49%


Benchmark vs Spread (basis points)
641 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
450,000
 $                   439,875
0.10%



DWS Balanced VIP
Chicago
150,000
 $                   146,625
0.03%



DWS High Income Fund
Chicago
5,740,000
 $
5,610,850
1.28%



DWS High Income Trust
Chicago
635,000
 $                   620,713
0.14%



DWS High Income VIP
Chicago
1,005,000
 $                   982,388
0.22%



DWS Multi Market Income Trust
Chicago
340,000
 $                   332,350
0.08%



DWS Strategic Income Fund
Chicago
265,000
 $                   259,038
0.06%



DWS Strategic Income Trust
Chicago
80,000
 $                     78,200
0.02%



DWS Strategic Income VIP
Chicago
70,000
 $                     68,425
0.02%



New York Funds







DWS High Income Plus Fund
New York
1,020,000
 $                   997,050
0.23%



Total

9,755,000
 $
9,535,513
2.17%



Security Information








Security Purchased


Cusip
17275RAC6


Issuer
CISCO SYSTEMS INC


Underwriters
Citigroup, JP Morgan, Merrill Lynch, Morgan
Stanley, BoA, DBSI, Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
CSCO 5.5% 2/22/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/14/2006


Total amount of offering sold to QIBs
3,000,000,000


Total amount of any concurrent public offering
0


Total
3,000,000,000


Public offering price
 $                                                           99.54


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A1/A+


Current yield
5.53%


Benchmark vs Spread (basis points)
95 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
1,232,000
 $
1,226,370
0.04%



DWS Balanced VIP
Chicago
308,000
 $                   306,592
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
308,000
 $                   306,592
0.01%



Total

1,848,000
 $
1,839,555
0.06%



Security Information








Security Purchased


Cusip
20030NAM3


Issuer
COMCAST CORP


Underwriters
DBSI, Goldman Sachs, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
CMCSA 6.45% 3/15/2037


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/27/2006


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
 $                                                           99.40


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB+


Current yield
6.49%


Benchmark vs Spread (basis points)
183 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
375,000
 $                   372,746
0.03%



New York Funds







DWS Bond VIP
New York
185,000
 $                   183,888
0.01%



DWS Core Fixed Income Fund
New York
2,430,000
 $
2,415,396
0.19%



DWS Core Plus Income Fund
New York
420,000
 $                   417,476
0.03%



DWS Lifecycle Long Range Fund
New York
420,000
 $                   417,476
0.03%



Total

3,830,000
 $
3,806,982
0.31%



Security Information








Security Purchased


Cusip
12498NAB9


Issuer
CREDIT-BASED ASSET SERVICING AND
SECURITIZATION LLC


Underwriters
JP Morgan, DBSI, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
CBASS 2006-CB2 AF2 2.201% 12/25/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan, Societe Generale


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2006


Total amount of offering sold to QIBs
937,000,000


Total amount of any concurrent public offering
0


Total
937,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
Aaa/AAA


Current yield
5.50%


Benchmark vs Spread (basis points)
28 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
4,839,000
 $
4,839,000
0.52%



DWS Balanced VIP
Chicago
1,613,000
 $
1,613,000
0.17%



New York Funds







DWS Short Duration Plus Fund
New York
4,839,000
 $
4,839,000
0.52%



DWS Short Term Bond Fund
New York
6,290,000
 $
6,290,000
0.67%



Total

17,581,000
 $
17,581,000
1.88%



Security Information








Security Purchased


Cusip
233046AA9


Issuer
DB MASTER FINANCE LLC


Underwriters
Lehman Brothers, JP Morgan, Citigroup,
DBSI, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
DUNKN 2006-1 A2 5.779% 6/20/2031


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/26/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
N/A


Rating
Aaa/AAA


Current yield
5.78%


Benchmark vs Spread (basis points)
42 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
3,797,000
 $
3,797,000
0.25%



DWS Balanced VIP
Chicago
1,280,000
 $
1,280,000
0.09%



Total

5,077,000
 $
5,077,000
0.34%



Security Information








Security Purchased


Cusip
27876GAZ1


Issuer
ECHOSTAR DBS CORP


Underwriters
CSFB, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
DISH 7.125% 2/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/19/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                           99.61


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.11%


Rating
Ba3e/BB-


Current yield
7.15%


Benchmark vs Spread (basis points)
281 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
175,000
 $                   174,321
0.01%



DWS Balanced VIP
Chicago
60,000
 $                     59,767
0.00%



DWS High Income Fund
Chicago
2,230,000
 $
2,221,348
0.15%



DWS High Income Trust
Chicago
245,000
 $                   244,049
0.02%



DWS High Income VIP
Chicago
390,000
 $                   388,487
0.03%



DWS Multi Market Income Trust
Chicago
130,000
 $                   129,496
0.01%



DWS Strategic Income Fund
Chicago
105,000
 $                   104,593
0.01%



DWS Strategic Income Trust
Chicago
30,000
 $                     29,884
0.00%



DWS Strategic Income VIP
Chicago
30,000
 $                     29,884
0.00%



New York Funds







DWS Bond VIP
New York
10,000
 $                       9,961
0.00%



DWS Core Plus Income Fund
New York
45,000
 $                     44,825
0.00%



DWS High Income Plus Fund
New York
395,000
 $                   393,467
0.03%



DWS Short Duration Plus Fund
New York
50,000
 $                     49,806
0.00%



Total

3,895,000
 $
3,879,887
0.26%



Security Information








Security Purchased


Cusip
281023AP6


Issuer
EDISON MISSION ENERGY


Underwriters
Citigroup, CSFB, Goldman Sachs, JP Morgan,
Merrill Lynch, DBSI, Lehman Brothers, RBS
Greenwich Capital, UBS, Wedbush Morgan
Securities


Years of continuous operation, including predecessors
> 3 years


Security
EIX 7.75% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/19/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
B1/B+


Current yield
7.75%


Benchmark vs Spread (basis points)
272 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
165,000
 $                   165,000
0.03%



DWS Balanced VIP
Chicago
55,000
 $                     55,000
0.01%



DWS High Income Fund
Chicago
2,255,000
 $
2,255,000
0.45%



DWS High Income Trust
Chicago
260,000
 $                   260,000
0.05%



DWS High Income VIP
Chicago
400,000
 $                   400,000
0.08%



DWS Multi Market Income Trust
Chicago
130,000
 $                   130,000
0.03%



DWS Strategic Income Fund
Chicago
110,000
 $                   110,000
0.02%



DWS Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%



DWS Strategic Income VIP
Chicago
30,000
 $                     30,000
0.01%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
15,000
 $                     15,000
0.00%



DWS High Income Plus Fund
New York
405,000
 $                   405,000
0.08%



DWS Short Duration Plus Fund
New York
15,000
 $                     15,000
0.00%



Total

3,880,000
 $
3,880,000
0.78%



Security Information








Security Purchased


Cusip
31331VJ80


Issuer
FEDERAL FARM CREDIT BANK


Underwriters
HSBC, Lehman Brothers, Merrill Lynch,
Morgan Stanley, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
CHK 6.625% 1/15/2016


Is the affiliate a manager or co-manager of offering?
Selling Group Member


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/21/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
 $                                                           99.55


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.10%


Rating
Aaa/AAA


Current yield
5.40%


Benchmark vs Spread (basis points)
34 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Government & Agency Securities VIP
Chicago
15,000,000
 $
14,933,100
1.50%



Total

15,000,000
 $
14,933,100
1.50%



Security Information








Security Purchased


Cusip
37247D106


Issuer
GENORTH FINANCIAL INC


Underwriters
Citigroup, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, BoA, CSFB, DBSI,
Lehman Brothers, UBS, Wachovia


Years of continuous operation, including predecessors
> 3 years


Ticker
GNW US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/2/2006


Total dollar amount of offering sold to QIBs
 $                                               2,332,340,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               2,332,340,000


Public offering price
 $                                                           32.75


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.82


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
82,500
 $
2,701,875
0.12%



DWS Balanced VIP
Chicago
27,800
 $                   910,450
0.04%



New York Funds







DWS Capital Growth Fund
New York
                      294,100
 $
9,631,775
0.41%



DWS Capital Growth VIP
New York
                      167,400
 $
5,482,350
0.24%



DWS Large Company Growth Fund
New York
                        56,700
 $                 1,856,925
0.08%



Total

628,500
 $               20,583,375
0.88%



Security Information








Security Purchased


Cusip
400506101


Issuer
GRUPO AEROPORTUARIO DE PACIFICO


Underwriters
CSFB, Citigroup, DBSI, Santander Investment
Securities


Years of continuous operation, including predecessors
> 3 years


Ticker
PAC US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/24/2006


Total dollar amount of offering sold to QIBs
 $                                                 609,540,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 609,540,000


Public offering price
 $                                                           21.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.23


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Global Thematic VIP
Chicago
2,700
 $                     56,700
0.01%



New York Funds







DWS Emerging Markets Equity Fund
New York
                          8,900
 $                   186,900
0.03%



DWS Global Opportunities Fund
New York
                        26,400
 $                   554,400
0.09%



DWS Global Thematic Fund
New York
                        26,500
 $                   556,500
0.09%



DWS Global Opportunities VIP
New York
                        12,800
 $                   268,800
0.04%



DWS Latin America Equity Fund
New York
                        24,600
 $                   516,600
0.08%



Total

101,900
 $                 2,139,900
0.35%



Security Information








Security Purchased


Cusip
404030108


Issuer
H&E EQUIPMENT SERVICES INC


Underwriters
CSFB, UBS, BoA, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Ticker
HEES US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/30/2006


Total dollar amount of offering sold to QIBs
 $                                                 196,870,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 196,870,000


Public offering price
 $                                                           18.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.26


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Small Cap Growth VIP
Chicago
17,900
 $                   322,200
0.16%



New York Funds







DWS Global Opportunities Fund
New York
35,600
 $                   640,800
0.33%



DWS Global Opportunities VIP
New York
17,200
 $                   309,600
0.16%



DWS Micro Cap Fund
New York
                          6,500
 $                   117,000
0.06%



DWS Small Cap Growth Fund
New York
                        32,900
 $                   592,200
0.30%



Total

110,100
 $                 1,981,800
1.01%



Security Information








Security Purchased


Cusip
421924BD2


Issuer
HEALTHSOUTH CORP


Underwriters
Citigroup, JP Morgan, Merrill Lynch, DBSI,
Goldman Sachs, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HLSH 10.75% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/9/2006


Total amount of offering sold to QIBs
625,000,000


Total amount of any concurrent public offering
0


Total
625,000,000


Public offering price
 $                                                           98.51


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
B3/CCC+


Current yield
10.91%


Benchmark vs Spread (basis points)
602 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
560,000
 $                   551,628
0.09%



DWS Balanced VIP
Chicago
190,000
 $                   187,160
0.03%



DWS High Income Fund
Chicago
7,395,000
 $                 7,284,445
1.18%



DWS High Income Trust
Chicago
850,000
 $                   837,293
0.14%



DWS High Income VIP
Chicago
1,225,000
 $                 1,206,686
0.20%



DWS Multi Market Income Trust
Chicago
430,000
 $                   423,572
0.07%



DWS Strategic Income Fund
Chicago
395,000
 $                   389,095
0.06%



DWS Strategic Income Trust
Chicago
100,000
 $                     98,505
0.02%



DWS Strategic Income VIP
Chicago
115,000
 $                   113,281
0.02%



New York Funds







DWS High Income Plus Fund
New York
1,350,000
 $                 1,329,818
0.22%



Total

12,610,000
 $               12,421,481
2.02%



Security Information








Security Purchased


Cusip
421924BA8


Issuer
HEALTHSOUTH CORP


Underwriters
Citigroup, JP Morgan, Merrill Lynch, DBSI,
Goldman Sachs, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HLSH FRN 6/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/9/2006


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.13%


Rating
B3/CCC+


Current yield
11.42%


Benchmark vs Spread (basis points)
600 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.02%



DWS Balanced VIP
Chicago
30,000
 $                     30,000
0.01%



DWS High Income Fund
Chicago
1,130,000
 $                 1,130,000
0.30%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.03%



DWS High Income VIP
Chicago
190,000
 $                   190,000
0.05%



DWS Multi Market Income Trust
Chicago
70,000
 $                     70,000
0.02%



DWS Strategic Income Fund
Chicago
60,000
 $                     60,000
0.02%



DWS Strategic Income Trust
Chicago
15,000
 $                     15,000
0.00%



DWS Strategic Income VIP
Chicago
20,000
 $                     20,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
205,000
 $                   205,000
0.05%



Total

1,935,000
 $                 1,935,000
0.52%



Security Information








Security Purchased


Cusip
438516AR7


Issuer
HONEYWELL INTERNATIONAL


Underwriters
DBSI, JP Morgan, UBS, ABN Amro, BoA,
Barclays, BNP Paribas, Citigroup, Mitsubishi UFJ,
Royal Bank of Scotland, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
HON 5.7% 3/15/2036


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/9/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
 $                                                           99.63


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
5.72%


Benchmark vs Spread (basis points)
90 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
750,000
 $                   747,218
0.14%



DWS Balanced VIP
Chicago
250,000
 $                   249,073
0.05%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
250,000
 $                   249,073
0.05%



Total

1,250,000
 $                 1,245,363
0.23%



Security Information








Security Purchased


Cusip
45820EAV4


Issuer
INTELSAT BERMUDA


Underwriters
Citigroup, CSFB, DBSI, Lehman Brothers, Merrill
Lynch, Bear Stearns, BNP Paribas, Goldman
Sachs, JP Morgan, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
INTEL 11.25% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2006


Total amount of offering sold to QIBs
1,330,000,000


Total amount of any concurrent public offering
0


Total
1,330,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Caa1/B


Current yield
11.25%


Benchmark vs Spread (basis points)
612 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
505,000
 $                   505,000
0.04%



DWS Balanced VIP
Chicago
170,000
 $                   170,000
0.01%



DWS High Income Fund
Chicago
6,755,000
 $                 6,755,000
0.51%



DWS High Income Trust
Chicago
775,000
 $                   775,000
0.06%



DWS High Income VIP
Chicago
1,105,000
 $                 1,105,000
0.08%



DWS Multi Market Income Trust
Chicago
395,000
 $                   395,000
0.03%



DWS Strategic Income Fund
Chicago
355,000
 $                   355,000
0.03%



DWS Strategic Income Trust
Chicago
95,000
 $                     95,000
0.01%



DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.01%



New York Funds







DWS Bond VIP
New York
15,000
 $                     15,000
0.00%



DWS Core Plus Income Fund
New York
45,000
 $                     45,000
0.00%



DWS High Income Plus Fund
New York
1,245,000
 $                 1,245,000
0.09%



DWS Short Duration Plus Fund
New York
75,000
 $                     75,000
0.01%



Total

11,645,000
 $               11,645,000
0.88%



Security Information








Security Purchased


Cusip
JP3046270009


Issuer
KENNEDIX REALTY INVESTMENT CO


Underwriters
Nomura Securities, UBS, Daiwa Securities, DBSI,
Mito Securities, Mitsubishi UFJ, Mizuho
Securities, Citigroup


Years of continuous operation, including predecessors
> 3 years


Ticker
8972 JP


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Nomura Securities


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/19/2006


Total dollar amount of offering sold to QIBs
 $                                                 387,090,681


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 387,090,681


Public offering price
 $                                                       5,255.10


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                         182.32


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Global Thematic VIP
Chicago
16
 $                     84,082
0.02%



New York Funds







DWS Global Thematic Fund
New York
                            159
 $                   835,561
0.22%



Total

175
 $                   919,643
0.24%



Security Information








Security Purchased


Cusip
GB00B13BNQ35


Issuer
KKR PRIVATE EQUITY INVESTMENTS


Underwriters
Citigroup, Goldman Sachs, Morgan Stanley, DBSI


Years of continuous operation, including predecessors
> 3 years


Ticker
KPE NA


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/3/2006


Total dollar amount of offering sold to QIBs
 $                                               5,000,000,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               5,000,000,000


Public offering price
 $                                                           25.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.34


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Global Thematic VIP
Chicago
27,400
 $                   685,000
0.01%



New York Funds







DWS Global Thematic Fund
New York
265,400
 $                 6,635,000
0.13%



Total

292,800
 $                 7,320,000
0.15%



Security Information








Security Purchased


Cusip
57636Q104


Issuer
MASTERCARD INC


Underwriters
Citigroup, Goldman Sachs, HSBC, JP Morgan,
Bear Stearns, DBSI, Harris Nesbitt, Keybanc,
Santander Investment Securities, SG Cowen


Years of continuous operation, including predecessors
> 3 years


Ticker
MA US


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/24/2006


Total dollar amount of offering sold to QIBs
 $                                               2,399,320,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               2,399,320,000


Public offering price
 $                                                           39.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.81


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Mid Cap Growth VIP
Chicago
10,100
 $                   393,900
0.02%



New York Funds







DWS Mid Cap Growth Fund
New York
213,600
 $                 8,330,400
0.35%



Total

223,700
 $                 8,724,300
0.36%



Security Information








Security Purchased


Cusip
641423BN7


Issuer
NEVADA POWER CO


Underwriters
DBSI, Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
SRP 6.65%  4/1/2036


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/21/2006


Total amount of offering sold to QIBs
120,000,000


Total amount of any concurrent public offering
0


Total
120,000,000


Public offering price
 $                                                           92.65


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Ba1/BB


Current yield
7.18%


Benchmark vs Spread (basis points)
170 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
620,000
 $                   574,411
0.52%



New York Funds







DWS Core Fixed Income Fund
New York
2,215,000
 $                 2,052,131
1.85%



DWS Lifecycle Long Range Fund
New York
440,000
 $                   407,647
0.37%



Total

3,275,000
 $                 3,034,189
2.73%



Security Information








Security Purchased


Cusip
641423BN7


Issuer
NEVADA POWER CO


Underwriters
Lehman Brothers, Wachovia Securities, Citigroup,
CSFB, UBS, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
SRP 6.65%  4/1/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/29/2006


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
 $                                                           99.85


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Ba1/BB


Current yield
6.66%


Benchmark vs Spread (basis points)
170 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Fixed Income VIP
Chicago
850,000
 $                   848,691
0.34%



New York Funds







DWS Bond VIP
New York
196,000
 $                   195,698
0.08%



DWS Core Plus Income Fund
New York
698,000
 $                   696,925
0.28%



DWS Lifecycle Long Range Fund
New York
660,000
 $                   658,984
0.26%



Total

2,404,000
 $                 2,400,298
0.96%



Security Information








Security Purchased


Cusip
EF3856327


Issuer
NORDIC TELEPHONE CO


Underwriters
Barclays, CSFB, DBSI, JP Morgan, Royal Bank of
Scotland, Nordea Bank


Years of continuous operation, including predecessors
> 3 years


Security
TDCDC 8.25% 5/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/26/2006


Total amount of offering sold to QIBs
800,000,000


Total amount of any concurrent public offering
0


Total
800,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B2/B


Current yield
8.25%


Benchmark vs Spread (basis points)
425 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.01%



DWS Balanced VIP
Chicago
50,000
 $                     50,000
0.01%



DWS High Income Fund
Chicago
1,150,000
 $                 1,150,000
0.14%



DWS High Income Trust
Chicago
130,000
 $                   130,000
0.02%



DWS High Income VIP
Chicago
190,000
 $                   190,000
0.02%



DWS Multi Market Income Trust
Chicago
65,000
 $                     65,000
0.01%



DWS Strategic Income Fund
Chicago
65,000
 $                     65,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
210,000
 $                   210,000
0.03%



Total

1,945,000
 $                 1,945,000
0.24%



Security Information








Security Purchased


Cusip
K31754AA0


Issuer
NORDIC TELEPHONE CO


Underwriters
Barclays, CSFB, DBSI, JP Morgan, Royal Bank of
Scotland, Nordea Bank


Years of continuous operation, including predecessors
> 3 years


Security
TDCDC 8.875% 5/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/26/2006


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B2/B


Current yield
8.88%


Benchmark vs Spread (basis points)
378 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
75,000
 $                     75,000
0.01%



DWS High Income Fund
Chicago
600,000
 $                   600,000
0.10%



DWS High Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS High Income VIP
Chicago
110,000
 $                   110,000
0.02%



New York Funds







DWS High Income Plus Fund
New York
110,000
 $                   110,000
0.02%



Total

970,000
 $                   970,000
0.16%



Security Information








Security Purchased


Cusip
EF3855980


Issuer
NORDIC TELEPHONE CO


Underwriters
Barclays, CSFB, DBSI, JP Morgan, Royal Bank of
Scotland, Nordea Bank


Years of continuous operation, including predecessors
> 3 years


Security
TDCDC FRN 5/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/26/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B2/B


Current yield
8.35%


Benchmark vs Spread (basis points)
550 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
65,000
 $                     65,000
0.01%



DWS High Income Fund
Chicago
880,000
 $                   880,000
0.12%



DWS High Income Trust
Chicago
100,000
 $                   100,000
0.01%



DWS High Income VIP
Chicago
145,000
 $                   145,000
0.02%



DWS Multi Market Income Trust
Chicago
50,000
 $                     50,000
0.01%



DWS Strategic Income Fund
Chicago
50,000
 $                     50,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
160,000
 $                   160,000
0.02%



Total

1,450,000
 $                 1,450,000
0.19%



Security Information








Security Purchased


Cusip
656569AB6


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB, DBSI,
RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT 10.75% 7/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.75%


Benchmark vs Spread (basis points)
553 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
320,000
 $                   320,000
0.07%



DWS Balanced VIP
Chicago
110,000
 $                   110,000
0.02%



DWS High Income Fund
Chicago
4,215,000
 $                 4,215,000
0.94%



DWS High Income Trust
Chicago
485,000
 $                   485,000
0.11%



DWS High Income VIP
Chicago
695,000
 $                   695,000
0.15%



DWS Multi Market Income Trust
Chicago
235,000
 $                   235,000
0.05%



DWS Strategic Income Fund
Chicago
240,000
 $                   240,000
0.05%



DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%



DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
25,000
 $                     25,000
0.01%



DWS High Income Plus Fund
New York
770,000
 $                   770,000
0.17%



DWS Short Duration Plus Fund
New York
40,000
 $                     40,000
0.01%



Total

7,275,000
 $                 7,275,000
1.62%



Security Information








Security Purchased


Cusip
656569AE0


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB, DBSI,
RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT 10.125% 7/15/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.13%


Benchmark vs Spread (basis points)
492 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
430,000
 $                   430,000
0.08%



DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%



DWS High Income Fund
Chicago
5,620,000
 $                 5,620,000
1.02%



DWS High Income Trust
Chicago
645,000
 $                   645,000
0.12%



DWS High Income VIP
Chicago
925,000
 $                   925,000
0.17%



DWS Multi Market Income Trust
Chicago
315,000
 $                   315,000
0.06%



DWS Strategic Income Fund
Chicago
320,000
 $                   320,000
0.06%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
35,000
 $                     35,000
0.01%



DWS High Income Plus Fund
New York
1,030,000
 $                 1,030,000
0.19%



DWS Short Duration Plus Fund
New York
55,000
 $                     55,000
0.01%



Total

9,700,000
 $                 9,700,000
1.76%



Security Information








Security Purchased


Cusip
656569AH3


Issuer
NORTEL NETWORKS LTD


Underwriters
Citigroup, JP Morgan, ABN Amro, CSFB, DBSI,
RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
NT FRN 7/15/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/29/2006


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
9.73%


Benchmark vs Spread (basis points)
425 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
860,000
 $                   860,000
0.09%



DWS Balanced VIP
Chicago
290,000
 $                   290,000
0.03%



DWS High Income Fund
Chicago
11,230,000
 $               11,230,000
1.12%



DWS High Income Trust
Chicago
1,285,000
 $                 1,285,000
0.13%



DWS High Income VIP
Chicago
1,790,000
 $                 1,790,000
0.18%



DWS Multi Market Income Trust
Chicago
635,000
 $                   635,000
0.06%



DWS Strategic Income Fund
Chicago
660,000
 $                   660,000
0.07%



DWS Strategic Income Trust
Chicago
150,000
 $                   150,000
0.02%



DWS Strategic Income VIP
Chicago
200,000
 $                   200,000
0.02%



New York Funds







DWS Bond VIP
New York
20,000
 $                     20,000
0.00%



DWS Core Plus Income Fund
New York
80,000
 $                     80,000
0.01%



DWS High Income Plus Fund
New York
2,080,000
 $                 2,080,000
0.21%



DWS Short Duration Plus Fund
New York
120,000
 $                   120,000
0.01%



Total

19,400,000
 $               19,400,000
1.94%



Security Information








Security Purchased


Cusip
629377AT9


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan Stanley, BoA, DBSI, Goldman
Sachs, Lehman Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
NRG 7.25% 2/1/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
1,200,000,000


Total amount of any concurrent public offering
0


Total
1,200,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B-


Current yield
7.25%


Benchmark vs Spread (basis points)
277 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
900,000
 $                   900,000
0.08%



DWS Balanced VIP
Chicago
300,000
 $                   300,000
0.03%



DWS High Income Fund
Chicago
11,355,000
 $               11,355,000
0.95%



DWS High Income Trust
Chicago
1,255,000
 $                 1,255,000
0.10%



DWS High Income VIP
Chicago
1,995,000
 $                 1,995,000
0.17%



DWS Multi Market Income Trust
Chicago
670,000
 $                   670,000
0.06%



DWS Strategic Income Fund
Chicago
550,000
 $                   550,000
0.05%



DWS Strategic Income Trust
Chicago
160,000
 $                   160,000
0.01%



DWS Strategic Income VIP
Chicago
145,000
 $                   145,000
0.01%



New York Funds







DWS Bond VIP
New York
20,000
 $                     20,000
0.00%



DWS Core Plus Income Fund
New York
80,000
 $                     80,000
0.01%



DWS High Income Plus Fund
New York
2,000,000
 $                 2,000,000
0.17%



DWS Short Duration Plus Fund
New York
85,000
 $                     85,000
0.01%



Total

19,515,000
 $               19,515,000
1.63%



Security Information








Security Purchased


Cusip
629377AU6


Issuer
NRG ENERGY INC


Underwriters
Citigroup, Morgan Stanley, BoA, DBSI, Goldman
Sachs, Lehman Brothers, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
NRG 7.375% 2/1/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
2,400,000,000


Total amount of any concurrent public offering
0


Total
2,400,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B1/B-


Current yield
7.38%


Benchmark vs Spread (basis points)
290 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
1,345,000
 $                 1,345,000
0.06%



DWS Balanced VIP
Chicago
450,000
 $                   450,000
0.02%



DWS High Income Fund
Chicago
17,050,000
 $               17,050,000
0.71%



DWS High Income Trust
Chicago
1,880,000
 $                 1,880,000
0.08%



DWS High Income VIP
Chicago
2,990,000
 $                 2,990,000
0.12%



DWS Multi Market Income Trust
Chicago
1,005,000
 $                 1,005,000
0.04%



DWS Strategic Income Fund
Chicago
825,000
 $                   825,000
0.03%



DWS Strategic Income Trust
Chicago
240,000
 $                   240,000
0.01%



DWS Strategic Income VIP
Chicago
220,000
 $                   220,000
0.01%



New York Funds







DWS Bond VIP
New York
30,000
 $                     30,000
0.00%



DWS Core Plus Income Fund
New York
120,000
 $                   120,000
0.01%



DWS High Income Plus Fund
New York
2,995,000
 $                 2,995,000
0.12%



DWS Short Duration Plus Fund
New York
125,000
 $                   125,000
0.01%



Total

29,275,000
 $               29,275,000
1.22%



Security Information








Security Purchased


Cusip
697933AT6


Issuer
PANAMSAT CORP


Underwriters
Citigroup, CSFB, DBSI, Lehman Brothers, Merrill
Lynch, Bear Stearns, BNP Paribas, Goldman
Sachs, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
INTEL 9% 6/15/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2006


Total amount of offering sold to QIBs
575,000,000


Total amount of any concurrent public offering
0


Total
575,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
9.00%


Benchmark vs Spread (basis points)
387 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
425,000
 $                   425,000
0.07%



DWS Balanced VIP
Chicago
140,000
 $                   140,000
0.02%



DWS High Income Fund
Chicago
5,640,000
 $                 5,640,000
0.98%



DWS High Income Trust
Chicago
645,000
 $                   645,000
0.11%



DWS High Income VIP
Chicago
950,000
 $                   950,000
0.17%



DWS Multi Market Income Trust
Chicago
325,000
 $                   325,000
0.06%



DWS Strategic Income Fund
Chicago
290,000
 $                   290,000
0.05%



DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.01%



DWS Strategic Income VIP
Chicago
85,000
 $                     85,000
0.01%



New York Funds







DWS Bond VIP
New York
10,000
 $                     10,000
0.00%



DWS Core Plus Income Fund
New York
40,000
 $                     40,000
0.01%



DWS High Income Plus Fund
New York
1,030,000
 $                 1,030,000
0.18%



DWS Short Duration Plus Fund
New York
50,000
 $                     50,000
0.01%



Total

9,705,000
 $                 9,705,000
1.69%



Security Information








Security Purchased


Cusip
70645JAS15


Issuer
PEMEX PROJECT FUNDING MASTER TRUST


Underwriters
CSFB, Lehman Brothers, UBS, Barclays, DBSI, JP
Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PEMEX 5.75% 12/15/2015


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/26/2006


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
 $                                                           98.89


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.33%


Rating
Baa1/BBB


Current yield
5.76%


Benchmark vs Spread (basis points)
138 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
2,261,000
 $                 2,235,880
0.30%



DWS Balanced VIP
Chicago
522,000
 $                   516,201
0.07%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
696,000
 $                   688,267
0.09%



Total

3,479,000
 $                 3,440,348
0.46%



Security Information








Security Purchased


Cusip
74490BAL1


Issuer
PROVIDIAN MASTER NOTE TRUST


Underwriters
Citigroup, Braclays, DBSI, WaMu Capital


Years of continuous operation, including predecessors
> 3 years


Security
PMNT 2006-B1A B1 5.35% 3/15/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/9/2006


Total amount of offering sold to QIBs
200,000,000


Total amount of any concurrent public offering
0


Total
200,000,000


Public offering price
 $                                                           99.97


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A2/A


Current yield
5.43%


Benchmark vs Spread (basis points)
22 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
3,220,000
 $                 3,218,956
1.61%



DWS Balanced VIP
Chicago
1,075,000
 $                 1,074,651
0.54%



Total

4,295,000
 $                 4,293,607
2.15%



Security Information








Security Purchased


Cusip
INE475H01011


Issuer
RELIANCE PETROLEUM LTD


Underwriters
Citigroup, DBSI, Merrill Lynch, ENAM Financial
Consultants, HSBC, ICICI Securities, JP Morgan,
SBI Capital Markets, UBS


Years of continuous operation, including predecessors
> 3 years


Ticker
RPET IN


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/3/2006


Total dollar amount of offering sold to QIBs
 $                                               1,793,225,592


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                               1,793,225,592


Public offering price
 $                                                             1.37


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             0.01


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS International Select Equity VIP
Chicago
88,281
 $                   120,945
0.01%



New York Funds







DWS International Equity Portfolio
New York
65,368
 $                     89,554
0.00%



DWS International Fund
New York
354,819
 $                   486,102
0.03%



DWS International VIP
New York
136,018
 $                   186,345
0.01%



DWS Emerging Markets Equity Fund
New York
88,606
 $                   121,390
0.01%



Total

733,092
 $                 1,004,336
0.06%



Security Information








Security Purchased


Cusip
695847AA1


Issuer
REPUBLIC OF PAKISTAN


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PKSTAN 7.125% 3/31/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/23/2006


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.09%


Rating
B2/B+


Current yield
7.13%


Benchmark vs Spread (basis points)
240 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Multi Market Income Trust
Chicago
800,000
 $                   800,000
0.16%



DWS Strategic Income Fund
Chicago
400,000
 $                   400,000
0.08%



DWS Strategic Income Trust
Chicago
190,000
 $                   190,000
0.04%



DWS Strategic Income VIP
Chicago
110,000
 $                   110,000
0.02%



Total

1,500,000
 $                 1,500,000
0.30%



Security Information








Security Purchased


Cusip
69584AB9


Issuer
REPUBLIC OF PAKISTAN


Underwriters
Citigroup, DBSI, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
PKSTAN 7.875% 3/31/2036


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/23/2006


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.09%


Rating
B2/B+


Current yield
7.88%


Benchmark vs Spread (basis points)
302 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Multi Market Income Trust
Chicago
1,060,000
 $                 1,060,000
0.35%



DWS Strategic Income Fund
Chicago
540,000
 $                   540,000
0.18%



DWS Strategic Income Trust
Chicago
255,000
 $                   255,000
0.09%



DWS Strategic Income VIP
Chicago
145,000
 $                   145,000
0.05%



Total

2,000,000
 $                 2,000,000
0.67%



Security Information








Security Purchased


Cusip
718286BB2


Issuer
REPUBLIC OF THE PHILIPPINES


Underwriters
Citigroup, CSFB, DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
PHILIP 7.75% 1/14/2031


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/4/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                           98.64


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.03%


Rating
B1/BB-


Current yield
7.86%


Benchmark vs Spread (basis points)
334 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Multi Market Income Trust
Chicago
1,560,000
 $                 1,538,800
0.10%



DWS Strategic Income Trust
Chicago
255,000
 $                   251,535
0.02%



DWS Strategic Income VIP
Chicago
185,000
 $                   182,486
0.01%



Total

2,000,000
 $                 1,972,820
0.13%



Security Information








Security Purchased


Cusip
900123AY6


Issuer
REPUBLIC OF TURKEY


Underwriters
Citigroup, DBSI, IS Investment Securities


Years of continuous operation, including predecessors
> 3 years


Security
TURKEY 6.875% 12/15/2036


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/4/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                           96.89


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.25%


Rating
Ba3/BB-


Current yield
7.10%


Benchmark vs Spread (basis points)
258 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Multi Market Income Trust
Chicago
4,205,000
 $                 4,074,225
0.28%



DWS Strategic Income Fund
Chicago
2,125,000
 $                 2,058,913
0.14%



DWS Strategic Income Trust
Chicago
1,035,000
 $                 1,002,812
0.07%



DWS Strategic Income VIP
Chicago
635,000
 $                   615,252
0.04%



Total

8,000,000
 $                 7,751,200
0.53%



Security Information








Security Purchased


Cusip
800907AK3


Issuer
SANMINA-SCI CORP


Underwriters
BoA, Citigroup, DBSI, Keybanc Capital Markets,
Scotia Capital, SunTrust Robinson Humphrey,
Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SANM 8.125% 3/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/30/2006


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
 $                                                         100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
8.13%


Benchmark vs Spread (basis points)
360 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
830,000
 $                   830,000
0.14%



DWS Balanced VIP
Chicago
280,000
 $                   280,000
0.05%



DWS High Income Fund
Chicago
10,480,000
 $               10,480,000
1.75%



DWS High Income Trust
Chicago
1,160,000
 $                 1,160,000
0.19%



DWS High Income VIP
Chicago
1,835,000
 $                 1,835,000
0.31%



DWS Multi Market Income Trust
Chicago
620,000
 $                   620,000
0.10%



DWS Strategic Income Fund
Chicago
510,000
 $                   510,000
0.09%



DWS Strategic Income Trust
Chicago
145,000
 $                   145,000
0.02%



DWS Strategic Income VIP
Chicago
135,000
 $                   135,000
0.02%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
20,000
 $                     20,000
0.00%



New York Funds







DWS Bond VIP
New York
20,000
 $                     20,000
0.00%



DWS Core Plus Income Fund
New York
75,000
 $                     75,000
0.01%



DWS High Income Plus Fund
New York
1,865,000
 $                 1,865,000
0.31%



DWS Short Duration Plus Fund
New York
80,000
 $                     80,000
0.01%



Total

18,055,000
 $               18,055,000
3.01%



Security Information








Security Purchased


Cusip
828807BT3


Issuer
SIMON PROPERTY GROUP LP


Underwriters
BoA, DBSI, Merrill Lynch, Calyon, Greenwich
Capital Markets, Lasalle Bank, Suntrust Capital
Markets


Years of continuous operation, including predecessors
> 3 years


Security
SPG 6.1% 5/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/9/2006


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
 $                                                           99.95


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB+


Current yield
6.10%


Benchmark vs Spread (basis points)
98 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
1,000,000
 $                   999,520
0.25%



DWS Balanced VIP
Chicago
333,000
 $                   332,840
0.08%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
333,000
 $                   332,840
0.08%



Total

1,666,000
 $                 1,665,200
0.42%



Security Information








Security Purchased


Cusip
925524AY6


Issuer
VIACOM INC


Underwriters
BoA, Citigroup, JP Morgan, ABN Amro, Daiwa
Securities, DBSI, Dresdner Kleinwort, Mizuho
International, RBS Greenwich, Societe Generale,
Tokyo-Mitsubishi Securities, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
VIA 5.75% 4/30/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/5/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                           99.40


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa3/BBB


Current yield
5.79%


Benchmark vs Spread (basis points)
110 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
830,000
 $                   824,987
0.06%



New York Funds







DWS Bond VIP
New York
458,000
 $                   455,234
0.03%



DWS Core Fixed Income Fund
New York
3,095,000
 $                 3,076,306
0.21%



DWS Core Plus Income Fund
New York
1,598,000
 $                 1,588,348
0.11%



DWS Lifecycle Long Range Fund
New York
678,000
 $                   673,905
0.05%



DWS Short Duration Fund
New York
970,000
 $                   964,141
0.06%



Total

7,629,000
 $                 7,582,921
0.51%



Security Information








Security Purchased


Cusip
92554BA7


Issuer
VIACOM INC


Underwriters
BoA, Citigroup, JP Morgan, ABN Amro, Daiwa
Securities, DBSI, Dresdner Kleinwort, Mizuho
International, RBS Greenwich, Societe Generale,
Tokyo-Mitsubishi Securities, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
VIA 6.25% 4/30/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/5/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $                                                           99.56


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa3/BBB


Current yield
6.28%


Benchmark vs Spread (basis points)
147 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
6,000,000
 $                 5,973,660
0.40%



DWS Balanced VIP
Chicago
2,000,000
 $                 1,991,220
0.13%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
2,000,000
 $                 1,991,220
0.13%



New York Funds







DWS Core Fixed Income Fund
New York
306,000
 $                   304,657
0.02%



Total

10,306,000
 $               10,260,757
0.69%



Security Information








Security Purchased


Cusip
925524AW0


Issuer
VIACOM INC


Underwriters
BoA, Citigroup, JP Morgan, ABN Amro, Daiwa
Securities, DBSI, Dresdner Kleinwort, Mizuho
International, RBS Greenwich, Societe Generale,
Tokyo-Mitsubishi Securities, Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
VIA 6.875% 4/30/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/5/2006


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
 $                                                           99.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa3/BBB


Current yield
6.94%


Benchmark vs Spread (basis points)
195 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,014,000
 $                 1,003,890
0.06%



New York Funds







DWS Core Fixed Income Fund
New York
4,042,000
 $                 4,001,701
0.23%



DWS Lifecycle Long Range Fund
New York
790,000
 $                   782,124
0.05%



DWS Core Plus Income Fund
New York
1,953,000
 $                 1,933,529
0.11%



DWS Bond VIP
New York
560,000
 $                   554,417
0.03%



Total

8,359,000
 $                 8,275,661
0.48%



Security Information








Security Purchased


Cusip
94973VAL1


Issuer
WELLPOINT INC


Underwriters
BoA, Citigroup, Goldman Sachs, Merrill Lynch,
CSFB, DBSI, Lehman Brothers, Morgan Stanley,
UBS, BNP Paribas, Daiwa Securities, Lazard,
Suntrust Capital, Wachovia, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
WLP 5.85% 1/15/2036


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/5/2006


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
 $                                                           99.47


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa1/BBB+


Current yield
5.88%


Benchmark vs Spread (basis points)
135 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Core Fixed Income VIP
Chicago
1,675,000
 $                 1,666,072
0.19%



New York Funds







DWS Bond VIP
New York
935,000
 $                   930,016
0.10%



DWS Core Plus Income Fund
New York
3,265,000
 $                 3,247,598
0.36%



Total

5,875,000
 $                 5,843,686
0.65%



Security Information








Security Purchased


Cusip
959319104


Issuer
WESTERN REFINING INC


Underwriters
BoA, DBSI, Bear Stearns, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Ticker
WNR US


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/18/2006


Total dollar amount of offering sold to QIBs
 $                                                 382,500,000


Total dollar amount of any concurrent public offering
 $                                                                  -


Total
 $                                                 382,500,000


Public offering price
 $                                                           17.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                                             1.15


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Small Cap Growth VIP
Chicago
60,900
 $                 1,035,300
0.27%



New York Funds







DWS Small Cap Growth Fund
New York
111,900
 $                 1,902,300
0.50%



Total

172,800
 $                 2,937,600
0.77%



Security Information








Security Purchased


Cusip
984121BP7


Issuer
XEROX CORP


Underwriters
Goldman Sachs, JP Morgan, BoA, Bear Stearns,
Citigroup, DBSI, Barclays, BNP Paribas, Merrill
Lynch


Years of continuous operation, including predecessors
> 3 years


Security
XRX 6.4% 3/15/2016


Is the affiliate a manager or co-manager of offering?
Co-Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/15/2006


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
 $                                                           99.41


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Ba2/BB+


Current yield
6.44%


Benchmark vs Spread (basis points)
175 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







DWS Balanced Fund
Chicago
215,000
 $                   213,738
0.03%



DWS Balanced VIP
Chicago
70,000
 $                     69,589
0.01%



DWS High Income Fund
Chicago
2,845,000
 $                 2,828,300
0.41%



DWS High Income Trust
Chicago
320,000
 $                   318,122
0.05%



DWS High Income VIP
Chicago
500,000
 $                   497,065
0.07%



DWS Multi Market Income Trust
Chicago
165,000
 $                   164,031
0.02%



DWS Strategic Income Fund
Chicago
130,000
 $                   129,237
0.02%



DWS Strategic Income Trust
Chicago
40,000
 $                     39,765
0.01%



DWS Strategic Income VIP
Chicago
35,000
 $                     34,795
0.01%



New York Funds







DWS Bond VIP
New York
385,000
 $                   382,740
0.06%



DWS Core Plus Income Fund
New York
1,370,000
 $                 1,361,958
0.20%



DWS High Income Plus Fund
New York
495,000
 $                   492,094
0.07%



DWS Short Duration Plus Fund
New York
20,000
 $                     19,883
0.00%



Total

6,590,000
 $                 6,551,317
0.94%